Exhibit 10.3
AMENDMENT NO. 2 TO THE
GLOBAL SENIOR CREDIT AGREEMENT
Dated as of September 16, 2014
AMENDMENT NO. 2 TO GLOBAL SENIOR CREDIT AGREEMENT (this “Amendment”) among Digital Realty Trust, L.P., (the “Operating Partnership”), Digital Realty Datafirm, LLC, a Delaware limited liability company (the “Initial Australia Borrower 1”), Digital Realty Datafirm 2, LLC, a Delaware limited liability company (the “Initial Australia Borrower 2”), Digital Luxembourg II S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Initial Luxembourg Borrower 1”), Digital Luxembourg III S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Initial Luxembourg Borrower 2”), Digital Realty (Blanchardstown) Limited, an Irish private company limited by shares (the “Initial Irish Borrower 1”), Digital Singapore Jurong East Pte. Ltd., a Singapore private limited company (the “Initial Singapore Borrower 1”), Digital HK JV Holding Limited, a British Virgin Islands limited company (the “Initial Singapore Borrower 2”), Digital Netherlands VIII B.V., a private company with limited liability (besloten vennootschap met beperkete aansprakelijkheid) (the “Initial Dutch Borrower 1”), Digital Deer Park 2, LLC, a Delaware limited liability company (the “Initial Australia Borrower 3”), Digital Stout Holding, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 1”), Digital Macquarie Park, LLC, a Delaware limited liability company (the “Initial Australia Borrower 4”), Digital Gough, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 2”), Digital Netherlands IV B.V., a private company with limited liability (besloten vennootschap met beperkete aansprakelijkheid) (the “Initial Dutch Borrower 2”), Digital Netherlands I, B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (the “Initial Dutch Borrower 3”), Digital Japan LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 3”), Digital Osaka 1 TMK, a Japanese tokutei mokuteki kaisha (the “Initial Yen Borrower 1”) and Digital Australia Finco Pty Ltd., an Australian proprietary limited company (the “Initial Australia Borrower 5”; and collectively with the Operating Partnership, the Initial Australia Borrower 1, the Initial Australia Borrower 2, the Initial Luxembourg Borrower 1, the Initial Luxembourg Borrower 2, the Initial Irish Borrower 1, the Initial Singapore Borrower 1, the Initial Singapore Borrower 2, the Initial Dutch Borrower 1, the Initial Australia Borrower 3, the Initial Multicurrency Borrower 1, the Initial Australia Borrower 4, the Initial Multicurrency Borrower 2, the Initial Dutch Borrower 2, the Initial Dutch Borrower 3, the Initial Multicurrency Borrower 3 and the Initial Yen Borrower 1 and any Additional Borrowers (as defined below), the “Borrowers” and each individually a “Borrower”), Digital Realty Trust, Inc., (the “Parent Guarantor”) and Citibank, N.A. (“Citibank”), as administrative agent for the Lenders (the “Administrative Agent”).
PRELIMINARY STATEMENTS:
(1)    The Borrowers, the Parent Guarantor, the subsidiaries of the Borrowers party thereto, the Lenders, the Administrative Agent and the other financial institutions party thereto entered into a Global Senior Credit Agreement dated as of August 15, 2013 (as amended by that certain Amendment No. 1 to the Global Senior Credit Agreement, dated as of December 11, 2013, the “Existing Revolving Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Revolving Credit Agreement, as amended hereby;
(2)    The Administrative Agent and the Borrowers wish to amend the Existing Revolving Credit Agreement to permit Swing Line Borrowings in Canadian Dollars under the existing Multicurrency Swing Line Facility; and

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(3)    Subject to the terms and conditions herein, the Borrowers and the Administrative Agent have agreed pursuant to Section 9.01(a) of the Existing Revolving Credit Amendment to amend the Existing Revolving Credit Agreement on the terms and subject to the conditions hereinafter set forth.
SECTION 1.Amendments to Existing Revolving Credit Agreement . The Existing Revolving Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 3 below), hereby amended as set forth below:
(a)Section 1.01 of the Existing Revolving Credit Agreement is hereby amended to include the following definitions:
“Canadian Dollar Swing Line Sublimit” means an amount equal to the lesser of (a) the aggregate amount of the Multicurrency Swing Line Facility at such time, and (b) the Equivalent in Canadian Dollars of $50,000,000. The Canadian Dollar Swing Line Sublimit is part of, and not in addition to, the Multicurrency Swing Line Facility.
“Canadian Prime Rate” shall mean, for any day, a rate per annum equal to the higher of (a) the Canadian Reference Rate and (b) the sum of ½ of 1% plus CDOR for Swing Line Advances (assuming an applicable term of 30 days) for such day.
“Canadian Reference Rate” shall mean, for any day, the rate of interest per annum established by Citibank N.A., Canadian Branch as the reference rate of interest then in effect for determining interest rates on commercial loans denominated in Canadian Dollars made by it in Canada. The Canadian Reference Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.
“CPR Advance” means a Swing Line Advance in Canadian Dollars under the Multicurrency Swing Line Facility in that bears interest at a rate determined by reference to the Canadian Prime Rate.
(a)    Section 1.01 of the Existing Revolving Credit Agreement is hereby amended to restate the following definitions set forth therein in their entirety to read as follows:
“CDOR” means, in relation to (a) any Revolving Credit Advance in Canadian Dollars, the average rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1% per annum, if such average is not such a multiple) applicable to bankers’ acceptances for a term equivalent to the Interest Period of such Revolving Credit Advance appearing on the “Reuters Screen CDOR Page” (as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time) as of 10:15 A.M. (Toronto time), on the Quotation Day, or if such date is not a Business Day, then on the immediately preceding Business Day or, if for any reason such rate does not appear on the Reuters Screen CDOR Page as contemplated, then CDOR on any date shall be calculated as the rate of interest reasonably determined by the Administrative Agent as the rate quoted as of 10:15 A.M. (Toronto time) on such day to leading banks on the basis of the discount amount at which such banks are then offering to purchase Canadian Dollar denominated bankers’ acceptances that have a comparable aggregate face amount to the principal amount of such Revolving Credit Advance in Canadian Dollars and the same term to maturity as the term of the Interest Period for such Revolving Credit Advance in Canadian Dollars, or if such date is not a Business Day, then on the immediately preceding Business Day, provided that for the purposes of this definition, if CDOR is not available for the applicable Interest Period but is available for other Interest Periods with respect to any such Floating Rate Advance, then the rate shall be the Interpolated Screen Rate; and (b) any Swing Line Advance in Canadian

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Dollars, (i) the rate quoted to the Administrative Agent by Citibank N.A., Canadian Branch as the rate appearing on the Reuters Screen CDOR Page as of 10:15 A.M. (Toronto time) on the day of such Swing Line Advance or (ii) if no such rate is available, the rate reasonably determined by the Administrative Agent as the rate quoted to leading banks in the Canadian interbank market as of 10:15 A.M. (Toronto time) on the day of such Swing Line Advance.
“Multicurrency Swing Line Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Swing Line Commitments relating to the Euro, Sterling and Canadian Dollar denominated Swing Line Facility at such time, and (b) €100,000,000 (or the Equivalent thereof in Sterling or Canadian Dollars), as such amount may be reduced at or prior to such time pursuant to Section 2.05. The Multicurrency Swing Line Facility shall be a Subfacility of the Multicurrency Revolving Credit Tranche.
“Swing Line Availability Time” means (a) 2:00 P.M. (New York City time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings under the U.S. Dollar Swing Line Facility, (b) 3:00 P.M. (London time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings in Euros or Sterling under the Multicurrency Swing Line Facility, (c) 1:00 P.M. (Singapore time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings under the Singapore Swing Line Facility, (d) 1:00 P.M. (Sydney time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings under the Australian Swing Line Facility, (e) 1:00 P.M. (Mexico City time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings under the Mexican Swing Line Facility, (f) 1:00 P.M. (Tokyo time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings under the Yen Swing Line Facility and (g) 5:00 P.M. (London time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings in Canadian Dollars under the Multicurrency Swing Line Facility.
“Swing Line Bank” means, individually or collectively, as the context may require, (a) Citibank, N.A., in its capacity as the Lender of Swing Line Advances under the U.S. Dollar Swing Line Facility, (b) Citibank, N.A., London Branch, in its capacity as the Lender of Swing Line Advances in Euros or Sterling under the Multicurrency Swing Line Facility, (c) Citibank N.A., Singapore Branch, in its capacity as the Lender of Swing Line Advances under the Singapore Swing Line Facility, (d) Citibank, N.A., Sydney Branch, in its capacity as the Lender of Swing Line Advances under the Australian Swing Line Facility, (e) Banamex, in its capacity as the Lender of Swing Line Advances under the Mexican Swing Line Facility, (f) Citibank Japan Ltd., in its capacity as the Lender of the Swing Line Advances under the Yen Swing Line Facility, which Person is a Qualified Yen Lender, and in each case their respective successors and permitted assigns in such capacity, and (g) Citibank, N.A., Canadian Branch, in its capacity as the Lender of Swing Line Advances in Canadian Dollars under the Multicurrency Swing Line Facility.
“Type” refers to the distinction between Advances bearing interest by reference to the Base Rate, Advances bearing interest by reference to the Floating Rate and Advances bearing interest by reference to the Canadian Prime Rate.
(b)    The definition of “Applicable Lending Office” set forth in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by adding the words “a Eurocurrency Rate Advance or a CPR Advance under” in the third line immediately before the words “the Multicurrency Revolving Credit Tranche”.

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(c)    The definition of “Applicable Margin” set forth in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by adding the words “and CPR Advances” to the end of the heading of the third column of the table therein after the words “for Base Rate Advances”.
(d)    The definition of “Floating Rate” set forth in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by adding the words “that consist of Revolving Credit Advances that are not Swing Line Advances” in the fourth line thereof immediately before the words “in Canadian Dollars”.
(e)    The definition of “Floating Rate Advance” set forth in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by adding the words “or a CPR Advance” in the second line thereof immediately after the words “Base Rate Advance”.
(f)    The definition of “Multicurrency Borrower” set forth in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by adding the words “; provided, however, that only the Initial Multicurrency Borrower 2 shall be permitted to act as the Borrower in respect of any Swing Line Borrowing in Canadian Dollars under the Multicurrency Swing Line Facility” immediately before the period at the end thereof.
(g)    The definition of “Revolving Credit Reduction Minimum” set forth in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by adding the words “or Canadian Dollars” in the third to last line thereof immediately after the word “Sterling”.
(h)    The definition of “Revolving Credit Reduction Multiple” set forth in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by (i) adding the words “or Canadian Dollars” immediately after the word “Sterling” in the fourth to last line thereof and (ii) deleting the words “(or the Equivalent thereof in Sterling)” in the second to last line thereof.
(i)    The definition of “Swing Line Borrowing Minimum” set forth in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by adding the words “or Canadian Dollars” in the third line thereof immediately after the word “Sterling”.
(j)    The definition of “Swing Line Borrowing Multiple” set forth in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by adding the words “or Canadian Dollars” in the third line thereof immediately after the word “Sterling”.
(k)    The definition of “Swing Line Deadline” set forth in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by (i) deleting the word “and” in the second to last line thereof and substituting therefor a comma and (ii) adding the words “and (g) 3:00 P.M. (London time) in the case of Swing Line Advances in Canadian Dollars” immediately before the period at the end thereof.
(l)    The definition of “Swing Line Purchasing Notice Deadline” set forth in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by (i) deleting the word “or” in the fifth line thereof and substituting therefor a comma and (ii) adding the words “or Canadian Dollars” immediately after the word “Sterling”.
(m)    Section 2.01(c) of the Existing Revolving Credit Agreement is hereby amended by (i) deleting the word “or” in the fourth line thereof and substituting therefor a comma, (ii) inserting the words “or Canadian Dollars” in the fifth line thereof immediately after the word “Sterling”, (iii) adding the words “and, for Swing Line Advances in Canadian Dollars, in an aggregate amount not to exceed at any time the Canadian Dollar Swing Line Sublimit” in the tenth line thereof immediately

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before the words “and (iii) in the amount of”, (iv) replacing the word “(x)” in the second sentence thereof with the word “(w)”, and (v) deleting the words “and (y)” in the second sentence thereof and (v) adding the words “, (x) the Multicurrency Swing Line Facility in Canadian Dollars shall be made as CPR Advances, (y) the Multicurrency Swing Line Facility in Euro or Sterling shall be made as Floating Rate Advances, and (z)” immediately before the words “any other Swing Line Facility”.
(n)    Section 2.02(b) of the Existing Revolving Credit Agreement is hereby amended by (i) adding the words “any such Borrowing in Euros or Sterling under” in clause (x) appearing in the third line thereof immediately before the words “the Multicurrency Swing Line Facility”, (ii) deleting clause (y) in its entirety and replacing it with the words “the applicable Swing Line Bank and the Administrative Agent in the case of any Borrowing in Canadian Dollars under the Multicurrency Facility or any such Borrowing under any of the other Swing Line Facilities. Each such notice of a Swing Line Borrowing (a “Notice of Swing Line Borrowing”) shall be by e-mail (in the case of the Singapore Swing Line Facility and Australian Swing Line Facility), e-mail or facsimile (in the case of any such Borrowing in Euros or Sterling under the Multicurrency Swing Line Facility or any such Borrowing under the Yen Swing Line Facility), e-mail and facsimile (in the case of any such Borrowing in Canadian Dollars under the Multicurrency Swing Line Facility) and e-mail, telex or facsimile (in the case of the U.S. Dollar Swing Line Facility and the Mexican Swing Line Facility), in each case specifying therein the requested (i) date of such Borrowing”, and (iii) adding the words “a Swing Line Borrowing in Euros or Sterling under” in the fifteenth line thereof immediately before the words “the Multicurrency Swing Line Facility”.
(o)    Section 2.05(d) of the Existing Revolving Credit Agreement is hereby amended by adding the words “and if, after giving effect to any reduction of the Swing Line Facility, the Canadian Dollar Swing Line Sublimit exceeds the amount of the Swing Line Facility, the Canadian Dollar Swing Line Sublimit shall be automatically reduced by the amount of such excess” immediately before the period at the end thereof.
(p)    Section 2.07(a) of the Existing Revolving Credit Agreement is hereby amended by adding a new clause (iii) to read in full as follows:
“(iii)    CPR Advances. During such periods as such Advance is a CPR Advance, a rate per annum equal at all times to the sum of (A) the Canadian Prime Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears quarterly on the last day of each December, March, June and September during such periods and on the date such CPR Advance shall be paid in full.”
(q)    Section 2.07(b) of the Existing Revolving Credit Agreement is hereby amended by adding an additional sentence at the end thereof which reads as follows: “Without limiting the generality of the foregoing provisions of this Section 2.07(b), no Borrower hereunder shall in any capacity and in no event be obliged to make any payment of interest or any other amount payable to any Lender hereunder in excess of any amount or rate which would be prohibited by law or would result in the receipt by any Lender, or any agreement by any Lender to receive, “interest” at a “criminal rate” (as each such term is defined in and construed under Section 347 of the Criminal Code (Canada)).”
(r)    Section 9.02(a) of the Existing Revolving Credit Agreement is hereby amended by (i) adding the words “Advances in Euros or Sterling under” immediately after the words “or the Swing Line Bank with respect to” in the second line of clause (ix) thereof; (ii) deleting the word “and” at the end of clause (xvii) thereof and (iii) adding a new clause (xix) to read in full as follows:

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“(xix)    the Swing Line Bank for Advances in Canadian Dollars under the Multicurrency Swing Line Facility, at the address at 1615 Brett Road, Ops III, New Castle, Delaware 19720, Attention: Annemarie Pavco, Citigroup Global Loans, or, if applicable, by e-mail to agentnotice@citi.com, annemarie.pavco@citigroup.com, eros.lai@citi.com and michelle.chong@citi.com (and in the case of a transmission by e-mail, with a copy by U.S. mail to the aforementioned address) (and in each case with a copy to Citibank, N.A., London Branch at its address at Citicorp Centre, 25 Canada Square, London, E14 5LB, Attention: Loans Agency, Facsimile: +44 207 492 3980, or, if applicable, by e-mail to the e-mail addressees notified to the Borrowers and the Lenders from time to time);”
SECTION 2.    Representations and Warranties. Each Loan Party hereby represents and warrants that:
(a)    The representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) to which it is a party are true and correct in all material respects on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).
(b)    Such Loan Party has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment.
(c)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of their organizational documents or (ii) materially violate, contravene or conflict with any law or regulation applicable to such Loan Party.
SECTION 3.    Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:
(a)    The Administrative Agent shall have received on or before the date hereof, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified):
(i)    Counterparts of this Amendment executed by the Borrowers.
(ii)    The consent attached hereto (the “Consent”) executed by each of the Guarantors.
(b)    All of the accrued fees of the Administrative Agent and the Lenders and all reasonable expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

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SECTION 4.    Reference to and Effect on the Existing Revolving Credit Agreement, the Notes and the Loan Documents. %2. This Amendment is a Loan Document. On and after the effectiveness of this Amendment, each reference in the Existing Revolving Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Revolving Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Revolving Credit Agreement, shall mean and be a reference to the Existing Revolving Credit Agreement, as amended and modified by this Amendment.
%2.    The Existing Revolving Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
%2.    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)    This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Revolving Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Revolving Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.
SECTION 5.    Costs and Expenses. The Borrowers agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Existing Revolving Credit Agreement.
SECTION 6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWERS:

DIGITAL REALTY TRUST, L.P.,
a Maryland limited partnership

By: Digital Realty Trust, Inc.,
its sole general partner

By:    /s/ A. William Stein
Name:    A. William Stein

Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary

DIGITAL REALTY DATAFIRM, LLC,
a Delaware limited liability company

By: Digital Realty Trust, L.P.,
its sole member and manager

By: Digital Realty Trust, Inc.,
its sole general partner

By:    /s/ A. William Stein
Name:    A. William Stein

Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary

DIGITAL REALTY DATAFIRM 2, LLC,
a Delaware limited liability company

By: Digital Realty Trust, L.P.,
its sole member and manager

By: Digital Realty Trust, Inc.,
its sole general partner

By:    /s/ A. William Stein
Name:    A. William Stein

Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary

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NYDOCS03/992425    Signature Page

DIGITAL LUXEMBOURG II S.À R.L.,
a Luxembourg Société à responsabilité limitée
Registered office: 11, Boulevard du Prince Henri, L-1724, Luxembourg
Share capital: EUR 1,600,500
R.C.S. Luxembourg: B110.214

By:    /s/ A. William Stein
Name:    A. William Stein, Authorized Signatory

DIGITAL LUXEMBOURG III S.À R.L.,
a Luxembourg Société à responsabilité limitée
Registered office: 11, Boulevard du Prince Henri
L-1724 Luxembourg
Share capital: £ 25,823
R.C.S. Luxembourg: B 141.552

By:    /s/ A. William Stein
Name:    A. William Stein, Authorized Signatory

DIGITAL SINGAPORE JURONG EAST PTE. LTD.
a Singapore private company limited by shares

By:    /s/ A. William Stein
Name:    A. William Stein, Authorized Signatory

DIGITAL REALTY (BLANCHARDSTOWN) LIMITED,
an Ireland private company limited by shares

By:    /s/ A. William Stein
Name:    A. William Stein, Authorized Signatory

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DIGITAL HK JV HOLDING LIMITED,
a British Virgin Islands limited company

By:    /s/ A. William Stein
Name:    A. William Stein, Authorized Signatory

DIGITAL NETHERLANDS VIII B.V.,
a Dutch private company with limited liability

By:    /s/ A. William Stein
Name:    A. William Stein, Authorized Signatory

DIGITAL DEER PARK 2, LLC,
a Delaware limited liability company

By: Digital Realty Trust, L.P.,
its sole member and manager

By: Digital Realty Trust, Inc.,
its sole general partner

By:    /s/ A. William Stein
Name:    A. William Stein

Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary

DIGITAL NETHERLANDS IV, B.V.,
a Dutch private company with limited liability

By:    /s/ A. William Stein
Name:    A. William Stein, Authorized Signatory

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DIGITAL STOUT HOLDING, LLC,
a Delaware limited liability company

By: Digital Realty Trust, L.P.,
its sole member and manager

By: Digital Realty Trust, Inc.,
its sole general partner

By:    /s/ A. William Stein
Name:    A. William Stein

Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary

DIGITAL MACQUARIE PARK, LLC,
a Delaware limited liability company

By: Digital Realty Trust, L.P.,
its sole member and manager

By: Digital Realty Trust, Inc.,
its sole general partner

By:    /s/ A. William Stein
Name:    A. William Stein

Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary

DIGITAL GOUGH, LLC,
a Delaware limited liability company

By: Digital Realty Trust, L.P.,
its sole member and manager

By: Digital Realty Trust, Inc.,
its sole general partner

By:    /s/ A. William Stein
Name:    A. William Stein

Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary

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DIGITAL JAPAN, LLC,
a Delaware limited liability company

By: Digital Realty Trust, L.P.,
its sole member and manager

By: Digital Realty Trust, Inc.,
its sole general partner

By:    /s/ A. William Stein
Name:    A. William Stein

Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary

DIGITAL NETHERLANDS I B.V.,
a Dutch private company with limited liability

By:    /s/ A. William Stein
Name:    A. William Stein, Authorized Signatory

DIGITAL AUSTRALIA FINCO PTY LTD.

By:    /s/ A. William Stein
Name:    A. William Stein, Authorized Signatory

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DIGITAL OSAKA 1 TMK

By:    /s/ A. William Stein
Name:    A. William Stein, Authorized Signatory

DIGITAL CRAWLEY 1 S.À R.L.,

By:    /s/ A. William Stein
Name:    A. William Stein, Authorized Signatory

PARENT GUARANTOR:

DIGITAL REALTY TRUST, INC.,
a Maryland corporation

By:    /s/ A. William Stein
Name:    A. William Stein

Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary

ADMINISTRATIVE AGENT:
CITIBANK, N.A.

By:    /s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

CONSENT
Dated as of September 16, 2014
Each of the undersigned, as a Guarantor under the Existing Revolving Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Existing Revolving Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Loan Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Revolving Credit Agreement, as amended and modified by such Amendment.
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GUARANTORS:
DIGITAL REALTY TRUST, L.P.,
a Maryland limited partnership

By: Digital Realty Trust, Inc.,
its sole general partner

By:    /s/ A. William Stein
Name:    A. William Stein

Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary

DIGITAL REALTY TRUST, INC.,
a Maryland corporation

By:    /s/ A. William Stein
Name:    A. William Stein

Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary

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